SCHEDULE OF OTHER NON-CURRENT ASSETS (Details) - JPY (¥) ¥ in Thousands		Mar. 31, 2026	Mar. 31, 2025
Investments, All Other Investments [Abstract]
Long-term prepaid expenses		¥ 95,852	¥ 9,098
Long-term investments ()	[1]		270,000
Investment securities		39,084	39,084
Investments in capital		30,030	26,400
Insurance funds		24,035	16,850
Others		2,601	2,176
Total		¥ 191,602	¥ 363,608

[1]	The Company sold condominiums in Miyanomori, Hokkaido in April 2024 to a third party, and purchased a 40.8% interest of equity method in the specified joint real estate venture that owns these condominiums for ¥270,000 thousand in August 2024. The investment, which is classified as long-term investments in the above table. The purchase was accounted for as an equity-method investment under ASC 323, Investments – Equity Method and Joint Ventures. The investment was redeemed during the year ended March 31, 2026.